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                              ZALE DELAWARE, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                   ARTICLE I

                           ESTABLISHMENT AND PURPOSE

         1.1 Establishment. Zale Delaware, Inc. (the "Company") hereby establishes the Zale Delaware, Inc. Supplemental Executive Retirement Plan (the "Plan"), effective September 15, 1995.

         1.2 Purpose. The purpose of this Plan is to provide eligible executives with the opportunity to receive each year after retirement, payments equal to a portion of their final average pay. The Plan is meant to provide a long-term reward for executives that recognizes their contribution to the Company's success throughout their careers.


                                   ARTICLE II

                                  DEFINITIONS

         Unless the context otherwise requires, the terms used herein shall have the meanings set forth below:

         2.1 "Base Salary" means the regular salary paid to a Participant by the Company, excluding bonuses, benefits under employee benefit plans, fringe benefits, and any other extra or additional payments made to or for the benefit of such Participant.

         2.2 "Benefit" means the monetary amount to be paid a vested Participant under the Plan.

         2.3 "Bonus Points" means the number of points awarded to a Participant under the formula described in Section 4.2.

         2.4 "Bonus Target" means a goal for earnings before interest, taxes, appreciation and amortization established each Plan Year by the Compensation Committee.

         2.5 "Change of Control" shall be deemed to have occurred if, subsequent to the Effective Date of this Plan,

                  (a) any "person" (within the meaning of Section 13(d) of the Exchange Act) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of either (1) a majority of the Company's outstanding Common Stock or (2) securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities, except that there shall be no Change of Control if such person (i) becomes such a beneficial owner solely as the result
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         of the acquisition of the outstanding Common Stock or other outstanding voting securities by the Company or (ii) is an employee benefit plan or related trust sponsored or maintained by the Company or any corporation or other entity controlled by the Company;

                  (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of the Company, unless the election of any such new director was nominated, effected, or ratified by at least two-thirds of the directors still in office who were directors at the beginning of such two-year period or whose election was previously so nominated, effected, or ratified;

                  (c) a reorganization, merger, or consolidation of the Company with one or more other corporations or other entities, unless, in any case, (1) at least a majority of the Company's outstanding Common Stock (or the equivalent equity security of the other surviving or resulting corporation or other entity) and at least a majority of the combined voting power of the Company's or other surviving or resulting corporation's or other entity's outstanding voting securities are beneficially owned, directly or indirectly, after such reorganization, merger, or consolidation by all or substantially all of the persons who were the beneficial owners, respectively, of a majority of the Company's outstanding Common Stock and a majority of the combined voting power of the Company's then outstanding voting securities immediately before such reorganization, merger, or consolidation in substantially the same proportions as their beneficial ownership thereof immediately before such reorganization, merger or consolidation, and (2) at least a majority of the members of the board of directors or other governing body of the Company or the other corporation or other entity surviving or resulting from such reorganization, merger, or consolidation were, or were approved by at least two-thirds of the, members of the Board of Directors of the Company at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation;

                  (d) the sale or other disposition of all or substantially all of the assets of the Company to one or more other corporations or other entities, unless the conditions set forth in subclauses (1) and (2) of subsection (c) above are satisfied with respect to the acquiring corporation or other entity (and, as applicable, with respect to the time of the initial agreement providing for such sale or other disposition of assets); or

                  (e) the dissolution and complete liquidation of the Company.

         2.6      "Company" means Zale Delaware, Inc..

         2.7 "Compensation Committee" means the Compensation Committee of the Company.

         2.8 "Disabled" means the inability of a Participant to perform the duties of his or her position as determined by a physician approved by the Compensation Committee.





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         2.9      "Final Average Pay" means the average of the monthly Base
Salary received by the Participant from the Company in the 60-month period ending immediately prior to the Participant's retirement or other termination from the Company.

         2.10 "Maximum Bonus Target" means the highest goal for earnings before interest, taxes, appreciation and amortization established each year by the Compensation Committee.

         2.11 "Participant" means an executive who participates in the Plan as provided in Article III.

         2.12 "Plan" means the Zale Delaware, Inc. Supplemental Executive Retirement Plan set forth in this document, as it may be amended from time to time.

         2.13 "Plan Year" means August 1 through July 31 except that the first Plan Year shall commence September 15, 1995 and end July 31, 1996.

         2.14 "Years of Service" means a 12-month period of continuous service by a Participant for the Company or (to the extent the Compensation Committee authorizes) an affiliate of the Company. Only service after September 14, 1995 is counted for the purpose of calculating Years of Service; provided, however, that for any Participant who was employed by the Company in an eligible position for the entire period from September 14, 1995 to July 31, 1996, that Participant shall be considered to have one full Year of Service as of July 31, 1996.


                                  ARTICLE III

                                  ELIGIBILITY

         3.1 Eligibility. The following classes of executives are Participants in the Plan:

                  (a)      Chairman and Chief Executive Officer;
                  (b)      President and Chief Operating Officer;
                  (c)      Executive Vice President, Finance and
                           Administration;
                  (d)      Division Presidents; and
                  (e)      Corporate Senior Vice Presidents.

         3.2 Loss of Eligibility. If an individual ceases to be an individual listed in Section 3.1, he or she will no longer participate in the Plan. Loss of eligibility shall not result in a forfeiture of a Participant's Benefit previously earned under the Plan and a former Participant, pursuant to the terms and conditions of the Plan, may continue to vest in such Benefit based on Years of Service after loss of eligibility.





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                                   ARTICLE IV

                           DETERMINATION OF BENEFITS

         4.1 Calculation of Benefit. A Participant who is vested as determined in Section 4.3 is entitled to payment of his Benefit at the time and in the form described in Article V. The Participant's Benefit shall be monthly payments continuing over the life of the Participant commencing on the first day of the month immediately following the Participant's 65th birthday, with the amount of each payment determined under the following formula:

                       Benefit Points x Final Average Pay
                       ----------------------------------
                                      100

If a Participant requests, as allowed in Article V, that his Benefit commence other than on the first day of the month immediately following the Participant's 65th birthday, or that his Benefit be paid in a form other than monthly payments for the life of the Participant, then the Benefit to be paid to the Participant and, if applicable, his surviving spouse, shall be the actuarial equivalent of the Benefit payable to the Participant commencing on the first day of the month immediately following the Participant's 65th birthday and ending on the last day of the month in which the Participant dies. Actuarial equivalence shall be determined using the following actuarial assumptions. The applicable interest rate shall be that of 30-year Treasury securities as of the first day of the calendar year in which the Benefits commence. The mortality assumption shall be based on the 1983 group annuity mortality tables.

         4.2 Benefit Points. Each Plan Year the Compensation Committee shall set a Bonus Target and a Maximum Bonus Target. In each Plan Year that the Company achieves at least its Bonus Target, each Participant will be credited with a number of Benefit Points based on the following schedule:

                  (a)      No points if below Bonus Target;
                  (b)      1 point at Bonus Target;
                  (c)      2 points at 50% of Maximum Bonus Target; or
                  (d)      3 points at 100% of Maximum Bonus Target.

A Participant may accrue from 0 to 30 points, depending on Company performance and the number of Plan Years he or she participates in the Plan.

         4.3 Vesting. A Participant vests in his or her Benefit after completing five Years of Service following September 15, 1995. Service prior to September 15, 1995 does not count as Years of Service. However, in its sole and absolute discretion, the Compensation Committee may accelerate vesting for any Participant. In the event of a Change of Control, the Benefits of all Participants will automatically vest irrespective of each Participant's Years of Service Further, a Participant's Benefit will become fully vested if he dies or becomes Disabled while employed by the Company.





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                                   ARTICLE V

                              PAYMENT OF BENEFITS

         5.1 Retirement. If a Participant retires on or after attaining age 65, benefits will begin on the first day of the month after the Participant's retirement. The normal form of payment is an annuity providing monthly benefits for the life of the Participant. If the Participant retires after attaining age 62, but before attaining age 65, the Compensation Committee, in its sole and absolute discretion, may authorize payments commencing as of the first day of any month after the Participant's retirement.

         5.2 Death. If a Participant dies while actively employed, the Participant's surviving spouse will be eligible to begin receiving the Participant's Benefit in the form of monthly payments for the life of the surviving spouse, commencing on the first day of the month following the date the Participant would have attained age 65. In its sole and absolute discretion, the Compensation Committee may authorize payments to the Participant's surviving spouse commencing on an earlier date. The Benefits payable to the surviving spouse shall have an actuarial value (calculated using the assumptions prescribed in Section 4.1) equal to the Benefits that would have been paid to the Participant commencing at age 65, based on the Participant's Final Average Pay and Bonus Points as of the date of the Participant's death. If the Participant has no surviving spouse, no death benefits are payable.

         5.3 Disability. If a Participant becomes Disabled, his Benefit will become payable commencing on the first day of the month after his or her Company-provided disability benefits cease.

         5.4 Other Termination of Service. If the employment of a Participant terminates for a reason other than death or Disability, prior to the date the Participant attains age 62, the payment of his or her vested Benefits, if any, will commence on the first day of the month immediately after he or she attains age 65, unless the Compensation Committee, in its sole and absolute discretion, elects to commence payments on an earlier date.

         5.5 Form of Payment. The normal form of payment of the Benefit is monthly payments for the life of the Participant. If the Participant prefers, he or she may elect to receive the Benefit in the form of a joint and survivor annuity calculated as provided in Section 4.1. A joint and survivor annuity is a form of payment providing monthly payments for the life of the Participant, followed by payments to the Participant's surviving spouse, if any, after the Participant's death for the remainder of the surviving spouse's life, equal to 50% of the monthly amount payable during the life of the Participant.

         5.6 Withholding of Taxes. The Company shall withhold from payments made hereunder any taxes required to be withheld by any law or regulation of the federal, state, or local government.





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                                   ARTICLE VI

                                 ADMINISTRATION

         6.1 Authority of Compensation Committee. The Compensation Committee shall have sole and absolute power and authority to interpret, construe and administer the Plan. The Compensation Committee's interpretation and construction of the Plan and actions hereunder shall be binding and conclusive on all persons and for all purposes. The Compensation Committee may designate certain Company employees to assist in the administration of the Plan. In addition, the Compensation Committee may employ attorneys, accountants, actuaries and other professional advisors to assist the Compensation Committee in its administration of the Plan. The Company shall pay the reasonable fees of any such advisor employed by the Compensation Committee. To the extent permitted by law, the Compensation Committee, the Board or any employee of the Company shall not be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan unless attributable to his or her own willful misconduct or lack of good faith.

         6.2 Indemnification of Employees of the Company. The Company hereby agrees to indemnify, jointly and severally, the Compensation Committee and all employees of the Company against any and all claims, losses, damages or expenses, including counsel fees, incurred by them, and any liability, including any amounts paid in settlement with their approval arising from their action or failure to act with respect to any matter relating to the Plan, except when the same is judicially determined to be attributable to their willful misconduct or lack of good faith. The indemnification provided by this
Section 6.2 shall survive the termination of the Plan and shall be binding on the Company's successors and assigns.

         6.3 Cost of Administration. The cost of this Plan and the expenses of administering the Plan shall be paid by the Company.


                                  ARTICLE VII

                                CLAIMS PROCEDURE

         7.1 Claim. Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Compensation Committee, which shall respond in writing as soon as possible.

         7.2 Denial of Claim. If the claim or request is denied, the written notice of denial shall state:

                  (a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based.





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                  (b)      A description of any additional material or
         information required and an explanation of why it is necessary.

                  (c)      An explanation of the Plan's claim review procedure.

         7.3 Review of Claim. Any person whose claim or request is denied or who has not received a response within thirty (30) days, may request review by notice in writing received by the Compensation Committee within seventy-five (75) days after the date of the notice of denial. The claim or request shall be reviewed by the Compensation Committee, who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents and submit issues and comments in writing. The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstance, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing, shall state the reasons for denial and shall reference the relevant plan provisions.

         7.4 Appeal of Decision on Review. If the claimant does not agree with the decision of the Compensation Committee on review of the claim, the claimant may appeal the decision of the Compensation Committee to the Board of Directors of the Company by notice in writing received by the Board of Directors within seventy-five (75) days after the date of the decision on review.

         7.5 Final Decision. The decision on appeal shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstance, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision of the Board of Directors on appeal shall be in writing and shall state the reasons for denial and shall reference the relevant Plan provisions. All decisions on appeal shall be final and bind all parties concerned.


                                  ARTICLE VIII

                           AMENDMENT AND TERMINATION

         8.1      Amendment.  Subject to the consent requirements of this
Section 8.1, the Board of Directors of the Company, on a favorable vote of at least 75% of the directors, shall have the right to amend this Plan at any time and from time to time, including a retroactive amendment. Any such amendment shall become effective upon the date stated therein, except as otherwise provided in such amendment. No amendment shall decrease or restrict Benefits, whether vested or not, earned as of the date of execution of such amendment without the consent of the affected Participant or Participants. Further, no amendment may extend the date that nonvested benefits would otherwise become vested without the consent of the affected Participant or Participants Any amendment approved by the Board of Directors may be signed by the Chief Executive Officer or the Secretary of the Company.





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        8.2      Termination of the Plan.  The Company has
established this Plan with the bona fide intention and expectation that it will deem it advisable to continue it in effect. However, the Board of Directors of the Company, on a favorable vote of 75% of at least the directors, may terminate the Plan in its entirety at any time. In such event each Participant shall become fully vested in his benefit earned as of the date of termination.


                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1 Rights Against the Company. The Plan shall not be deemed to constitute a contract between the Company and any Participant. Nothing contained in the Plan shall be deemed to interfere with the right of the Company to terminate any Participant at any time, without regard to the effect such termination may have on any rights under the Plan.

         9.2 Funding. The Company intends that the Plan shall constitute an "unfunded plan" for purposes of the Internal Revenue Code of 1986, as amended (the "Code") and, to the extent applicable, Title I of the Employee Retirement Income Security Act of 1974, as amended, and that any employee or spouse of an employee eligible to receive benefits under the Plan shall have the status of an unsecured general creditor of the Company as to the benefits provided pursuant to the Plan or assets identified specifically by the Company as a reserve for the discharge of its obligations under the Plan.

         9.3 Payment Due to an Individual Who is Incapable of Managing His or Her Affairs. If the Compensation Committee shall find that any person to whom any payment is payable under the Plan is unable to care for his or her affairs because of mental or physical illness, accident, or death, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, a brother or sister or any person deemed by the Compensation Committee, in its sole discretion, to have incurred expenses for such person otherwise entitled to payment, in such manner and proportions as the Compensation Committee may determine. Such payments shall be a complete discharge of the liabilities of the Company under this Plan, and the Company shall have no further obligation to see to the application of any money so paid.

         9.4 Spendthrift Clause. No right, title or interest of any kind in the Plan shall be transferable or assignable by any Participant or surviving spouse of a Participant or be subject to alienation, anticipation, encumbrance, garnishment, attachment, execution or levy of any kind, whether voluntary or involuntary, nor subject to the debts, contracts, liabilities, engagements, or torts of the Participant or surviving spouse. Any attempt to alienate, anticipate, encumber, sell, transfer, assign, pledge, garnish, attach or otherwise subject to legal or equitable process or encumber or dispose of any interest in the Plan shall be void.





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         9.5      Severability.  In the event that any provision of this Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable and this Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

         9.6      Construction.     The article and section headings and
numbers are included only for convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of this Plan. Whenever appropriate, words used in the singular shall include the plural or the plural may be read as the singular. When used herein, the masculine gender includes the feminine gender.

         9.7 Governing Law. The validity and effect of this Plan, and the rights and obligations of all persons affected hereby, shall be construed and determined in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, the Company has executed this Plan on the 23 day of February, 1996, effective as of the 15th day of September, 1995.


                                        ZALE DELAWARE, INC.



                                        By:/s/ Robert J. DiNicola
                                           -------------------------------------
                                           Robert J. DiNicola


                                           Chairman and Chief Executive Officer
                                           ------------------------------------
                                                        (Title)





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